SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                 FORM 8-K


                              CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                            November 12, 1996


                  KANSAS CITY SOUTHERN INDUSTRIES, INC.
           (Exact name of company as specified in its charter)

        DELAWARE                     1-4717                     44-0663509
(State or other jurisdiction    (Commission file           (IRS Employer
   of incorporation)                 number)            Identification Number)


            114 West 11th Street, Kansas City, Missouri 64105
          (Address of principal executive offices)   (Zip Code)

             Company's telephone number, including area code:
                              (816) 983-1303


                              Not Applicable
       (Former name or former address if changed since last report)

Item 5.   Other Events

Provisions included in the Private Securities Litigation Reform Act of 1995 provide a "safe harbor" for forward-looking statements. Kansas City Southern Industries, Inc. ("Company") is hereby filing as an exhibit hereto cautionary statements identifying significant factors that could cause the Company's actual operating results to materially differ from those projected in forward-looking statements, whether oral or written, made by, or on behalf of, the Company.


Item 7.   Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.         Document
     (99)           Additional Exhibits
     99.1 Cautionary statements for purposes of the "safe harbor" provisions of the Private Securities
                    Litigation Reform Act of 1995 are attached hereto as
                    Exhibit 99.1

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Kansas City Southern Industries, Inc.




Date: November 12, 1996       By:      /s/ Louis G. Van Horn
                                        Louis G. Van Horn
                                   Vice President and Comptroller
                                   (Principal Accounting Officer)